                                                                EXHIBIT 10.33.1



AMGEN            AMENDMENT #2 DATED FEBRUARY 10, 2003 TO AGREEMENT NO. 20010240
--------------------------------------------------------------------------------

This Amendment to Agreement No. 20010240 is being entered between Amgen USA Inc., One Amgen Center Drive, Thousand Oaks, California 91320 ("Amgen") and Renal Care Group, 2100 West End Avenue, Suite 800, Nashville, Tennessee 37203 including all affiliates that are listed on Appendix B (collectively, "RCG").

         WHEREAS, Amgen and RCG entered into Agreement No. 20010240 effective January 1, 2002: and

         WHEREAS, the parties now wish to amend the Agreement No. 20010240 to incorporate the terms and conditions for the purchase of Aranesp(R) (darbepoetin alfa) exclusively for the treatment of dialysiS patients, and to modify certain incentive option provisions.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations and warranties set forth herein, the parties agree as follows:

SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used in this Amendment which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Except as amended and supplemented hereby, all of the terms of the Agreement are incorporated herein by reference, shall remain and continue in full force and effect, and are hereby ratified and confirmed in all respects.

SECTION 2. AMENDMENT TO SECTION 2, DIALYSIS CENTER AFFILIATES. Section 2 is hereby amended for the period April 1, 2003 through December 31, 2003, as follows:

2. DIALYSIS CENTER AFFILIATES. Only those Affiliates approved by Amgen and referenced in Appendix B hereto will be eligible to participate under this Agreement. Modifications to the dialysis center Affiliates included in Appendix B may be made pursuant to the request of RCG's corporate headquarters and are subject to approval and acknowledgment by Amgen in writing. Notification of proposed changes to the list of Affiliates must be provided by RCG to Amgen in writing at least thirty (30) days before the effective date of the proposed change. Amgen reserves the right to accept, reject, or immediately terminate any Affiliates with regard to participation in this Agreement, if Amgen reasonably determines that such Affiliate is not properly classified as a freestanding dialysis center or * or if Amgen determines such Affiliate is a party to another * for EPOGEN(R) (Epoetin alfa)) or Aranesp(R) with Amgen.

SECTION 3. AMENDMENT TO SECTION 3, OWN USE. Section 3 is hereby amended for the period April 1, 2003 through December 31, 2003, as follows:

3. OWN USE. RCG hereby certifies that EPOGEN(R) and Aranesp(R) (collectively, "Products") purchased hereunder shall be for RCG's "own use", for the exclusive treatment of dialysis patients.

SECTION 4. AMENDMENT TO SECTION 4, AUTHORIZED WHOLESALERS. Section 4 is hereby amended for the period April 1, 2003 through December 31, 2003, as follows:

4. AUTHORIZED WHOLESALERS. Attached hereto as Appendix C is a complete list, as of the date of execution of this Amendment, of the wholesalers from which RCG intends to purchase Products. All of the wholesalers so designated by RCG are hereby approved by Amgen to participate in this program and are deemed "Authorized Wholesalers". Notification of proposed changes to the list of Authorized Wholesalers must be provided to Amgen in writing at least thirty (30) days before the effective date of the proposed change. Amgen reserves the right to accept, reject, or immediately terminate any wholesaler with regard to participation in this Agreement. In the event Amgen terminates any Authorized Wholesaler from which RCG is purchasing Products, Amgen will work with RCG to identify other possible Authorized Wholesalers from which RCG may purchase Products. In the event that RCG is unable to identify another Authorized Wholesaler from which RCG may purchase Products, and subject to receipt and approval of an *.


-------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.


AGREEMENT NO. 20010240

                 AMENDMENT #2 DATED FEBRUARY 10, 2003 TO AGREEMENT NO. 20010240
--------------------------------------------------------------------------------

     RCG agrees to require all Authorized Wholesalers to submit product sales information directly to Amgen and to a third-party sales reporting organization designated by Amgen.

SECTION 5. AMENDMENT TO SECTION 5, QUALIFIED PURCHASES. Section 5 is hereby amended for the period April 1, 2003 through December 31, 2003, as follows:

5. QUALIFIED PURCHASES. Only Products purchased under this Agreement by RCG through *.

SECTION 6. AMENDMENT TO SECTION 6, COMMITMENT TO PURCHASE. Section 6 is hereby amended for the period April 1, 2003 through December 31, 2003, as follows:

6. COMMITMENT TO PURCHASE. RCG agrees to purchase Products for all of its dialysis use requirements for recombinant human erythropoietin. RCG may purchase another brand of recombinant human erythropoietin for its dialysis use requirements only for the time, and only to the extent, that Amgen has notified RCG's corporate headquarters in writing that Amgen cannot supply Products within and for the time period reasonably required by RCG.

SECTION 7. AMENDMENT TO SECTION 10, DATA COLLECTION. Section 10 is hereby amended for the period April 1, 2003 through December 31, 2003, as follows:

10. DATA COLLECTION. RCG agrees all data to be provided to Amgen pursuant to this Agreement shall be in a form that does not disclose the identity of any patient or any other patient-identifying information such as name, address, telephone number, birth date, all or part of a social security number, medical record number or prescription number. RCG and Amgen agree to use and accept only those patient identifiers compliant with the federal medical privacy standards codified under 45 C.F.R. parts 160 and 164 pursuant to the Health Insurance Portability and Accountability Act ("HIPAA"). RCG acknowledges the data to be supplied to Amgen pursuant to this Agreement shall be used to support verification of the discounts and incentives referenced herein, as well as for Amgen-sponsored research concerning the role of EPOGEN(R) in improving treatment outcomes and quality of life of dialysis patients. RCG shall consistently use a unique alpha-numeric code (which shall not be the same as part or all of the patient's social security number) as a "case identifier" to track the care rendered to each individual patient over time, and such case identifier shall be included in the data provided to Amgen. The key or list matching patient identities to their unique case identifiers shall not be provided to Amgen personnel. In furtherance of Amgen research, RCG may agree from time to time to use its key to update the patient care data by linking it with information concerning health outcomes, quality of life, and other pertinent data that may become available to Amgen from other sources. Any such linking of data sources shall not provide the identity of any patient to Amgen. Amgen agrees it will maintain data supplied under this Agreement in confidence and it will not use such data to identify or contact any patient. No reports by Amgen concerning analyses of the data or the results of such research shall disclose the identity of any patient.

SECTION 8. AMENDMENT TO SECTION 15, COMPLIANCE WITH HEALTH CARE PRICING AND PATIENT PRIVACY LEGISLATION AND STATUTES. Section 15 is hereby amended and restated for the period April 1, 2003 through December 31, 2003, as follows:

15. COMPLIANCE WITH HEALTH CARE PRICING AND PATIENT PRIVACY LEGISLATION AND STATUTES; DATA USE AGREEMENT.

     (a) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation that in any manner reforms, modifies, alters, restricts, or otherwise affects the pricing of or


                                      -2-

---------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

AGREEMENT NO. 20010240

                 AMENDMENT #2 DATED FEBRUARY 10, 2003 TO AGREEMENT NO. 20010240
--------------------------------------------------------------------------------

     reimbursement available for Products, including but not limited to a reimbursement or use decision by Centers for Medicare and Medicaid Services ("CMS"), Amgen may, in its sole discretion, exclude any Affiliates from participating in this Agreement upon thirty (30) days notice, unless such Affiliates certifies in writing that they are, or will be, exempt from the provisions thereunder. Additionally, to assure compliance with any existing federal, state or local statute, regulation or ordinance, Amgen reserves the right, in its sole discretion, to exclude any Affiliates from the pricing and discount provisions of this Agreement and/or to reasonably modify any pricing or discount terms contained herein. In the event there is a future change in Medicare. Medicaid, or other federal or state statute(s) or regulation(s) or in the interpretation thereof, which renders any of the material terms of this Agreement unlawful or unenforceable this Agreement shall continue only if amended by the parties as a result of good faith negotiations as necessary to bring the Agreement into compliance with such statute or regulation.

     (b) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation relating to patient privacy of medical records that in any manner reforms, modifies, alters, restricts, or otherwise affects any of the data received or to be received in connection with any of the incentives contemplated under this Agreement, either party may, in its discretion, upon thirty (30) days' notice, seek to modify this Agreement with respect to the affected incentive. RCG and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation, with the intent to, if possible, retain the essential * structure of the affected incentive. If the parties, after reasonable time, are unable to agree upon a modification, Amgen shall be entitled to terminate the affected incentive upon thirty (30) days' notice or upon such date that the law or regulation requires, whichever is earlier.

     (c) Notwithstanding anything contained herein to the contrary, this Agreement is effective only as of the date the parties hereto execute a mutually agreeable Data Use Agreement pursuant to which RCG may disclose a Limited Data Set of patient information to Amgen (as specified in the Data Use Agreement and which shall include, at a minimum, the data fields to be received by Amgen in connection with this Agreement) for purposes of Amgen's * and * analyses and RCG's Health Care Operations. Unless otherwise specifically defined in this Agreement, each capitalized term used in this
     Section 15(c) shall have the meaning assigned to such term by HIPAA. If RCG terminates the Data Use Agreement for any reason, Amgen shall be entitled to terminate this Agreement immediately.

SECTION 9. AMENDMENT TO APPENDIX A. DISCOUNT PRICING, SCHEDULE, AND TERMS. Appendix A is hereby amended for the period April 1, 2003 through December 31, 2003, as follows:

1. PRICING - ARANESP(R). During the *, RCG may purchase Aranesp(R) through * at a *. Amgen reserves the right to change the * at any time. Resulting prices do not include *. *.

2. PRICING - EPOGEN(R). During the *, RCG may purchase EPOGEN(R) through * at an *, which shall be equal * IN effect on *. Amgen reserves the right to change the * at any time, which change shall * RCG during the Term of this Agreement. Resulting prices do not include *. All discounts earned in arrears during the * shall be calculated based *.

3.   BASE SALES; SALES GROWTH CALCULATION. For purposes of * from *, Amgen will
     * for the * by all Affiliates listed on Appendix B on the effective date of this Amendment and, as provided for in this Section 2, all new approved Affiliates. For new approved Affiliates added through acquisition, * by such new approved Affiliates shall only be * if RCG provides adequate data to Amgen's reasonable satisfaction concerning such new approved Affiliates'
     *. *.

4. *. RCG may qualify for * provided it meets the * defined below and the criteria described below in this section. * is designed to improve patient outcomes by encouraging * which recommends *.*


                                      -3-

---------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.


AGREEMENT NO. 20010240

                 AMENDMENT #2 DATED FEBRUARY 10, 2003 TO AGREEMENT NO. 20010240
--------------------------------------------------------------------------------

     A. REQUIREMENTS: In order to qualify for *, RCG's aggregate * of EPOGEN(R) during * and aggregate * of EPOGEN(R) and Aranesp(R) during * by all Affiliates as listed on Appendix B on the effective date of this Amendment must *, of the aggregate * of EPOGEN(R) by those same Affiliates *. In addition, no more than * may have * during each * oF the Term. If either of these criteria is not met during any given * of the Term, RCG will not qualify for the * during that *. Failure of RCG to qualify for the * during a particular *. If at the end of * the * has been met, then Amgen * for * and appropriately
     * for those relevant * during * in which a * was not *. However, if at the end of * the * has not been met, * for *. * will be made by Amgen or RCG, as the case may be, within * after the end of *, *. In order to participate *, RCG and Affiliates must provide the following information for each dialysis patient to Amgen or to a data collection vendor specified by Amgen *, and * after the *:

          i) all * for each dialysis patient, the date of each test, and a consistent, unique, alphanumeric identifier (sufficient consistently to track an individual patient without in any way violating the de-identification provisions of HIPAA at 45 CFR 164.514), along with the name, address and phone number of the particular Affiliate at which each patient received treatment (collectively the "Data"). To the extent permitted by applicable law, Amgen may utilize the Data for any purpose, and reserves the right to audit all Data. Under no circumstances should the Data include any patient identifiable information including, without limitation, name, all or part of social security number, address medical record number, or prescription number. The identity of the account submitting the Data and any association with the Data will remain confidential. The * must be derived from * taken immediately before dialysis treatment using any * testing method (*), must be reported *, and must be submitted directly from the clinical laboratory in a format reasonably acceptable to Amgen. Handwritten reports are not acceptable; only electronic submission of the Data will be accepted, and

         ii) upon execution of this Amendment, RCG shall simultaneously provide to Amgen an executed "Certification Letter", a copy of which is attached hereto as Exhibit #1. Amgen hereby acknowledges that it has received such required Certification Letter, in a form and substance satisfactory to Amgen. Delivery of such Certification Letter shall serve to qualify RCG's participation in the * throughout the * of this Agreement for the limited purpose of certification of the accuracy of the data submitted to Amgen hereunder.

B. CALCULATION: Assuming RCG has fulfilled all requirements as described in
   Section 4(a) above, RCG's * will be calculated as follows:

The * for each dialysis patient will be based upon the average of all * gathered for each patient during * of *. The * of all dialysis patients with *, will be determined by dividing the total number of dialysis patients with *. * will be calculated based on RCG's overall performance in accordance with Amgen's discount calculation policies.

C. PAYMENT: * will be calculated on a * and paid to RCG's corporate headquarters, except as otherwise provided hereunder. Payment is contingent upon receipt by Amgen of the "Certification Letter" and *. If Data is received more than * after *, the total * of EPOGEN(R) and Aranesp(R) attributable to RCG during * for that *. Notwithstanding the foregoing, if Amgen receives all required Data from * of all Affiliates within the time frame referenced above for *, the total * of EPOGEN(R) and Aranesp(R) attributable to RCG during *, will be included in THE calculation of * for that *. However, if Amgen determines that any Affiliate is consistently not submitting the required Data, Amgen reserves the right in its sole discretion to exclude such Affiliate's * of EPOGEN(R) anD Aranesp(R) from the calculation * for any *. * payments will be based upon the Data received from the *, and wilL equal a percentage of RCG's total * of EPOGEN(R) and Aranesp(R) during that * (exclusive of any * of EPOGEN(R) AND Aranesp(R) made by RCG or any Affiliate not meeting the Data submission requirements described above) as governeD by * schedule listed below. Notwithstanding the foregoing, payment for any period during the * that is not equivalent to a * will be based *. If the EPOGEN(R) or Aranesp(R) * or the *, then Amgen and RCG agree *. * above.



                                      -4-
----------------------
* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

AGREEMENT NO. 20010240

                 AMENDMENT #2 DATED FEBRUARY 10, 2003 TO AGREEMENT NO. 20010240
--------------------------------------------------------------------------------


                                   * SCHEDULE
                                        *



PLEASE DIRECT YOUR ATTENTION TO THE EPOGEN(R) PACKAGE INSERT

                           *




     D. VESTING:  RCG's * will vest at the *.

     E. * SUBMISSION: To participate in the *, RCG must * submit *, rather than *. Such * must be submitted for all dialysis patients at each Affiliate along with all other information described in Section 4(a) above. Amgen no longer accepts *.

5. *. RCG shall be eligible to receive * if certain data elements are transmitted to Amgen *. The * will be calculated as a percentage of the
     * of EPOGEN(R)attributable to RCG during *. In order to qualify for the *, the following * must be submitted to Amgen by all Affiliates pursuant to
     Section 15(c) *. The * must be submitted, on a *, and *. If the * are received * within a given *, the total * of EPOGEN(R) attributable to RCG * from the calculation of the * for that *. Notwithstanding the foregoing, if Amgen receives all required * within the time frame referenced above for any *, the total * of EPOGEN(R)attributable to RCG during such *, will be * of the * for that *. However, if Amgen determines that any Affiliate is consistently *, Amgen and RCG will work *. Amgen reserves the right, in its sole discretion, to exclude any such non-reporting Affiliate's * of EPOGEN(R) from the calculation of the * for any relevant *. The * will vest on the last day of the corresponding *, and will be paid * thereafter.

6.   *.  RCG may qualify for the * as described below.

     A. CALCULATION: RCG's * will be calculated in accordance with the following formula.

                                        *



                                      -5-


---------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

AGREEMENT NO. 20010240

                 AMENDMENT #2 DATED FEBRUARY 10, 2003 TO AGREEMENT NO. 20010240
--------------------------------------------------------------------------------


     B. VESTING: RCG's * will vest *.  * and the * amount earned.

7.   *


Please retain one fully executed original for your records and return the other fully executed original to Amgen.

     THE PARTIES EXECUTED THIS AMENDMENT AS OF THE DATES SET FORTH BELOW.

     AMGEN USA INC.                          RENAL CARE GROUP, INC.

     Signature:                              Signature:
                  -----------------------                -----------------------

     Print Name:                             Print Name:
                  -----------------------                -----------------------

     Print Title:                            Print Title:
                  -----------------------                -----------------------

     Date:                                   Date:
                  -----------------------                -----------------------



                                      -6-

---------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

AGREEMENT NO. 20010240

                 AMENDMENT #2 DATED FEBRUARY 10, 2003 TO AGREEMENT NO. 20010240
--------------------------------------------------------------------------------


                       APPENDIX B: LIST OF RCG AFFILIATES

                                 To be Attached

TO ENSURE YOU RECEIVE THE APPROPRIATE DISCOUNT, IT IS IMPORTANT THAT WE HAVE YOUR CURRENT LIST OF AUTHORIZED WHOLESALERS. THE FOLLOWING LIST REPRESENTS THE WHOLESALERS AMGEN CURRENTLY HAS ASSOCIATED WITH YOUR CONTRACT.. PLEASE UPDATE THE LIST BY ADDING OR DELETING WHOLESALERS AS NECESSARY.

Metro Medical Supply Inc.
3332 Powell Avenue
Nashville, TN 37204





                                      -7-
AGREEMENT NO. 20010240

                                                                      Exhibit #1


                           Sample Certification Letter

, 2003

Renal Care Group, Inc.
2525 West End Avenue, Suite 600
Nashville, TN 37203

RE: Amendment #2 to Agreement No. 20010240

Dear                       :
     ----------------------

Thank you for your participation in *. In order for us to enroll you, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this executed document, we will calculate the value of your *. If we do not receive the executed certification, we cannot provide you with this
*.

If you have any questions regarding this letter please contact me at *. Thank you for your assistance in returning this certification.

Sincerely,


*
*

CERTIFICATION:

On behalf of Renal Care Group, Inc., and all eligible Affiliates participating in * under Agreement No. 20010240, the undersigned hereby certifies that the * required to be submitted (herein referred to as "*"), for each eligible Affiliate during the term of this Agreement includes the required * from all dialysis patients from each such Affiliate, *. The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted * is incorrect, and (ii) is authorized to make this certification on behalf of all eligible Affiliates submitting *.

FSDC LEGAL NAME

Signature:
             ------------------------------

Print Name:
             ------------------------------

Print Title:
             ------------------------------

Date:
             ------------------------------



---------------------

* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

AGREEMENT NO. 20010240